                                  EXHIBIT 24

                              POWERS OF ATTORNEY

                            DIGI INTERNATIONAL INC.

                                Power of Attorney
                          of Director and/or Officer


     The undersigned director and/or officer of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint Ervin F. Kamm, Jr. and Jonathon E. Killmer, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 16th day of December, 1996.




                                       /s/ Jonathon E. Killmer
                                       --------------------------------------
                                           Jonathon E. Killmer

                            DIGI INTERNATIONAL INC.

                                Power of Attorney
                          of Director and/or Officer


     The undersigned director and/or officer of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint Ervin F. Kamm, Jr. and Jonathon E. Killmer, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 23rd day of December, 1996.




                                       /s/ Ervin F. Kamm, Jr.
                                       ---------------------------------------
                                           Ervin F. Kamm, Jr.

                            DIGI INTERNATIONAL INC.

                                Power of Attorney
                          of Director and/or Officer


     The undersigned director and/or officer of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint Ervin F. Kamm, Jr. and Jonathon E. Killmer, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 23rd day of December, 1996.




                                       /s/ Mykola Moroz
                                       --------------------------------------
                                           Mykola Moroz

                            DIGI INTERNATIONAL INC.

                                Power of Attorney
                          of Director and/or Officer


     The undersigned director and/or officer of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint Ervin F. Kamm, Jr. and Jonathon E. Killmer, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 20th day of December, 1996.




                                       /s/ Willis K. Drake
                                       --------------------------------------
                                           Willie K. Drake

                            DIGI INTERNATIONAL INC.

                                Power of Attorney
                          of Director and/or Officer

     The undersigned director and/or officer of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint Ervin F. Kamm, Jr. and Jonathon E. Killmer, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 23rd day of December, 1996.




                                       /s/ John P. Schinas
                                       --------------------------------------
                                           John P. Schinas

                            DIGI INTERNATIONAL INC.

                                Power of Attorney
                          of Director and/or Officer



     The undersigned director and/or officer of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint Ervin F. Kamm, Jr. and Jonathon E. Killmer, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 12th day of December, 1996.




                                       /s/ David Stanley
                                       --------------------------------------
                                           David Stanley

                            DIGI INTERNATIONAL INC.

                                Power of Attorney
                          of Director and/or Officer


     The undersigned director and/or officer of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint Ervin F. Kamm, Jr. and Jonathon E. Killmer, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 17th day of December, 1996.




                                       /s/ Richard E. Eichhorn
                                       ---------------------------------------
                                           Richard E. Eichhorn

                            DIGI INTERNATIONAL INC.

                                Power of Attorney
                          of Director and/or Officer


     The undersigned director and/or officer of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint Ervin F. Kamm, Jr. and Jonathon E. Killmer, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 23rd day of December, 1996.




                                       /s/ Robert S. Moe
                                       --------------------------------------
                                           Robert S. Moe